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                     SUPPLEMENT TO THE CLASS A, B, C AND D
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE HIGH INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION CONTAINED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective December 12, 2002, the fund has changed its performance benchmark from the CSFB Domestic + High Yield Index to the Salomon Smith Barney High-Yield Market Index. The Salomon Smith Barney High-Yield Market Index is a broad-based, unmanaged index of high yield securities. The fund has changed its benchmark from the CSFB Domestic + High Yield Index to the Salomon Smith Barney High-Yield Market Index because the construction methodology and sector codes used in the latter index more closely resemble those of the fund's portfolio.

The following information replaces information on page 8 of the fund's prospectus:

                          AVERAGE ANNUAL TOTAL RETURNS

                                                   ONE YEAR     LIFE OF    INCEPTION
HIGH INCOME FUND PERIOD ENDED 12/31/01               2001        CLASS       DATE
  CLASS A(1)                                         1.42%       0.61%       3/8/99
  CLASS B                                            1.59%       0.93%       3/8/99
  CLASS C                                            4.61%       0.07%      2/28/00
  CLASS D                                            6.47%       1.20%      5/13/99
  LIPPER OPEN-END HIGH YIELD
  BOND FUND INDEX(2)                                 1.06%      -2.85%(5)
  CSFB DOMESTIC + HIGH YIELD INDEX(3)                6.26%       0.36%(5)
  SALOMON SMITH BARNEY HIGH-YIELD MARKET INDEX(4)    5.44%      -0.10%(6)

(1) The Average Annual Total Returns for Class A reflect the maximum applicable sales charge.

(2) The Lipper Open-End High Yield Bond Fund Index is comprised of open-end mutual funds that invest primarily in high yield debt securities. The Index does not include sales charges, fees or expenses in its calculation.

(3) In light of the fund's high yield bond emphasis, effective May 1, 2001, the fund adopted the CSFB Domestic + High Yield Index as a performance benchmark. The CSFB Domestic + High Yield Index is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser. For the period February 28, 1999 (Index calculation date) through December 31, 2000, the average annual total returns for the CSFB Domestic + High Yield Index were -6.19% and -2.70%, respectively.

(4) Effective December 12, 2002, the fund changed its performance benchmark from the CSFB Domestic + High Yield Index to the Salomon Smith Barney High Yield Market Index because the construction methodology and sector codes used in this index more closely resemble those of the fund's portfolio.

(5) Performance as of earliest class inception date.

(6) Performance from March 31, 1999 through December 31, 2001.

Dated: December 20, 2002                                        CSHIF-16-1202
                                                                2002-042